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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)              March 9, 2004
                                                              -------------



                         Hyundai ABS Funding Corporation
--------------------------------------------------------------------------------
                   as Depositor to the Issuer described herein
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      333-108545               33-0978453
          --------                      ----------               ----------
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
       Incorporation)                  File Number)          Identification No.)


     10550 Talbert Avenue, Fountain Valley, California              92708
     -------------------------------------------------              -----
          (Address of Principal Executive Offices)                (Zip Code)


      Registrant's telephone number including area code         (714) 594-1579


     Former Name or Former Address, if Changed Since Last       Not Applicable
                             Report





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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         Hyundai ABS Funding Corporation (the "Registrant") is hereby filing the servicer report (the "Servicer Report") which Hyundai Motor Finance Company ("HMFC") is required to file pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of November 7, 2003, among the Issuer, the Registrant, HMFC and Wells Fargo Bank Minnesota, National Association, as indenture trustee. The Servicer Report filed hereby covers the period from February 1, 2004 to February 29, 2004.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

       Exhibit No.      Exhibit
       -----------      -------
               20       February 2004 Servicer Report



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 19, 2004                     HYUNDAI ABS FUNDING CORPORATION


                                           By: /s/ David A. Hoeller
                                               ------------------------------
                                           Name:   David A. Hoeller
                                           Title:  Vice President & Secretary




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                                  EXHIBIT INDEX


       Exhibit No.      Exhibit
       -----------      -------
               20       February 2004 Servicer Report




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